                                                                      Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-78221) pertaining to the Lifepoint Hospitals, Inc. Retirement Plan of our report dated June 22, 2000, with respect to the financial statements and supplemental schedules of the Lifepoint Hospitals, Inc. Retirement Plan included in this Annual Report (Form 11-K) for the period from May 11, 1999 to December 31, 1999.

                                             /s/  Ernst & Young  LLP


Nashville, Tennessee
June 22, 2000







                                                                              16